                                                  -----------------------------
                                                           OMB APPROVAL
                                                  -----------------------------
                                                  OMB Number:         3235-0570
                                                  Expires:    November 30, 2005
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                                                  hours per response....... 5.0
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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-7444
                                  ---------------------------------------------

                American Strategic Income Portfolio Inc. III
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

       800 Nicollet Mall     Minneapolis, MN                    55402
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

      Robert H. Nelson     800 Nicollet Mall     Minneapolis, MN 55402
-------------------------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code:   800-677-3863
                                                   ----------------------------

Date of fiscal year end:   May 31, 2003
                        --------------------------
Date of reporting period:  May 31, 2003
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Report to Shareholders

[GRAPHIC]

[FIRST AMERICAN(TM) LOGO]

AMERICAN STRATEGIC INCOME PORTFOLIO INC. III

CSP


MAY 31, 2003
ANNUAL REPORT

[FIRST AMERICAN(TM) LOGO]

AMERICAN STRATEGIC INCOME PORTFOLIO INC. III

PRIMARY INVESTMENTS

American Strategic Income Portfolio Inc. III (the "Fund") invests in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. The Fund may also invest in U.S. government securities and corporate debt securities. The Fund borrows through the use of reverse repurchase agreements and revolving credit facilities. Use of borrowing and certain other investments and investment techniques may cause the Fund's net asset value ("NAV") to fluctuate to a greater extent than would be expected from interest-rate movements alone.

FUND OBJECTIVE

High level of current income. Its secondary objective is to seek capital appreciation. As with other investment companies, there can be no assurance this Fund will achieve its objectives.

OUR IMAGE-GEORGE WASHINGTON

HIS RICH LEGACY AS PATRIOT AND LEADER IS WIDELY RECOGNIZED AS EMBODYING THE SOUND JUDGMENT, RELIABILITY, AND STRATEGIC VISION THAT ARE CENTRAL TO OUR BRAND. FASHIONED IN A STYLE REMINISCENT OF AN 18TH CENTURY ENGRAVING, THE ILLUSTRATION CONVEYS THE SYMBOLIC STRENGTH AND VITALITY OF WASHINGTON, WHICH ARE ATTRIBUTES THAT WE VALUE AT FIRST AMERICAN.

   TABLE OF CONTENTS

2  Fund Overview

7  Financial Statements

11  Notes to Financial Statements

23  Investments in Securities

33  Independent Auditors' Report

34  Federal Income Tax Information

35  Shareholder Update

   NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

[CHART]

AVERAGE ANNUALIZED TOTAL RETURNS
Based on NAV for the period ended May 31, 2003

                                                               ONE YEAR    FIVE YEAR    TEN YEAR
                                                               --------    ---------    --------
American Strategic Income Portfolio Inc. III                      8.44%        8.85%       7.91%
Lehman Brothers Mutual Fund Government/Mortgage Index             9.82%        7.52%       7.22%

The average annualized total returns for the Fund are based on the change in its NAV, assume all distributions were reinvested, and do not reflect sales charges. NAV-based performance is used to measure investment management results. - Average annualized total returns based on the change in market price for the one-year, five-year, and ten-year periods ended May 31, 2003, were 11.01%, 11.63%, and 7.75%, respectively. These returns assume reinvestment of all distributions and reflect commissions on reinvestment of distributions as described in the Fund's dividend reinvestment plan, but not on initial purchases.

- PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this Fund, often trade at discounts to NAV; therefore, you may be unable to realize the full NAV of your shares when you sell. - The Fund uses the Lehman Brothers Mutual Fund Government/Mortgage Index as a benchmark. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. government securities while the Fund is comprised primarily of nonsecuritized, illiquid whole loans. This limits the ability of the Fund to respond quickly to market changes. - The Lehman Brothers Mutual Fund Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Developed by Lehman Brothers for comparative use by the mutual fund industry, this index is unmanaged and does not include any fees or expenses in its total return calculations.

         2003 ANNUAL REPORT  1  American Strategic Income Portfolio III

FUND OVERVIEW

FUND MANAGEMENT

JOHN WENKER is primarily responsible for the management of the Fund. He has 20 years of financial experience.

CHRIS NEUHARTH, CFA is responsible for the management of the mortgage-backed securities portion of the Fund. He has 22 years of financial experience.

RUSS KAPPENMAN is responsible for the acquisition and management of the whole loans portion of the Fund. He has 17 years of financial experience.

FOR THE FISCAL YEAR ENDED MAY 31, 2003, THE FUND HAD A TOTAL RETURN OF 8.44%, BASED ON ITS NAV. The Fund's benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index, had a return of 9.82% during the period.

WHEN COMPARING THE FUND'S RETURN TO ITS BENCHMARK, NOTE THAT THE BENCHMARK IS COMPRISED OF SECURITIES THAT GENERALLY HAVE NO CEILING, OR "CAP," ON HOW MUCH THEY CAN APPRECIATE. The Fund is primarily comprised of nonsecuritized mortgage loans that do not trade in any organized market. Since market quotations are not readily available for these securities, they are valued according to a pricing model. The Fund's pricing model for these mortgage loans contains a maximum price level of 105. In the falling interest-rate environment experienced during the reporting period, the Fund can be expected to underperform relative to the benchmark, at least in part, due to the maximum price level allowed by the pricing model. As Treasury rates fell, an increasing number of the Fund's loans were valued at the maximum price allowed by the pricing model, inhibiting further NAV appreciation. As of May 31, 2003, 87.68% of the Fund's multifamily and commercial loan portfolio was priced at the maximum level allowed by the pricing model.

A PORTION OF THE FUND'S RETURN DURING THE PERIOD WAS FROM INCOME RELATED TO THE PAYOFF OF A COMMERCIAL LOAN AND INTEREST INCOME FROM TWO LOANS, EACH HAVING PARTICIPATING FEATURES. The Fund held a mortgage loan with a $1,363,500 original principal balance for Mission View, a commercial property. This loan contained a participating feature that provided $93,201 in participating interest income and $892,901 in appreciation interest income at payoff. In addition, the Fund held mortgage loans for Atwood Oceanics Office Building and Timber Ridge Apartments, which provided $96,770 and $712,200, respectively, in participating interest income during the period. The combined income from these three loans was $1,795,072, which amounted to 0.67% of the Fund's return.

THE PERIOD SAW STRENGTH IN THE FIXED-INCOME MARKETS, AS INVESTORS SOUGHT STABLE, INCOME-ORIENTED INVESTMENTS. Although the fixed-income sector showed strength overall, real estate

         2003 ANNUAL REPORT 2 American Strategic Income Portfolio III markets were fundamentally weaker with demand for multifamily units and commercial space decreasing over the last 12 months. Typically real estate markets are a lagging indicator of the economy, taking longer to weaken and longer to recover than the overall economy. Currently, we do not see an appreciable increase in demand for apartments or commercial space. We remain optimistic because, to date, the current decrease in demand is not accompanied by an oversupply in new construction, as was the case in the recession of the early 1990s.

IN SPITE OF THE WEAKNESS IN REAL ESTATE MARKETS, THE FUND CURRENTLY HAS NO MULTIFAMILY OR COMMERCIAL LOANS IN DEFAULT. During the period, the Fund paid a consistent monthly dividend of 8.75 cents per share. The dividend reserve for this Fund was at approximately 13.0 cents per share as of the period end. Generally, we believe that the lower interest-rate environment makes it more likely that loans will prepay and that reinvestment will be at lower rates. However, during the reporting period 14 loans in the portfolio paid off with a net weighted average coupon of 7.76%. We added 10 loans with a net weighted average coupon of 8.83%. During this fiscal year, the Fund paid out $1.05 per share in dividends resulting in an annualized distribution


[CHART]

PORTFOLIO COMPOSITION
AS A PERCENTAGE OF TOTAL ASSETS ON MAY 31, 2003

Other Assets                                          2%
Short-Term Securities                                 1%
U.S. Government Agency Mortgage-Backed Securities    11%
Corporate Notes                                       8%
Commercial Loans                                     25%
Multifamily Loans                                    53%

         2003 ANNUAL REPORT 3 American Strategic Income Portfolio III rate of 8.29% based on the May 31, 2003, market price. Please keep in mind that the Fund's distribution rate and dividend reserve levels will fluctuate.

THE FUND CONTINUED TO UTILIZE LEVERAGE (OR BORROWING) DURING THE PERIOD. Low short-term interest rates allowed the Fund to borrow at attractive rates. The borrowed money was then invested in higher-yielding mortgage investments, which added to the income levels in the Fund. While the use of leverage has resulted in more income for shareholders, it does increase interest-rate risk in the Fund and will increase the volatility of the Fund's NAV and market price.

WE BELIEVE THAT THE REAL ESTATE MARKETS WILL CONTINUE TO POSE CHALLENGES AND THAT THE LOW INTEREST-RATE ENVIRONMENT MAY MEAN CONTINUED LOAN PREPAYMENTS. The weaker real estate markets could lead to increased levels of default. However, we continue to diligently manage the credit risk in the Fund and feel that its current credit profile is acceptable. We believe that as the U.S. economy improves there should be increased demand for space and that occupancy levels should rise.

AS YOU ARE PROBABLY AWARE, THE BOARD OF DIRECTORS FOR THE FUND, AS WELL AS AMERICAN STRATEGIC INCOME PORTFOLIO INC., AMERICAN STRATEGIC INCOME PORTFOLIO INC. II, AND AMERICAN SELECT PORTFOLIO INC. (COLLECTIVELY, THE "EXISTING FUNDS"), HAS APPROVED A PROPOSAL TO REORGANIZE THESE FOUR FUNDS INTO THE FIRST AMERICAN STRATEGIC REAL ESTATE PORTFOLIO, INC., A SPECIALTY FINANCE COMPANY THAT WOULD ELECT TO BE TAXED AS A REAL ESTATE INVESTMENT TRUST ("REIT").

DELINQUENT LOAN PROFILE

The tables below show the percentages of single-family loans and multifamily or commercial loans in the portfolio that are 30, 60, 90, or 120 or more days delinquent as of May 31, 2003, based on the value outstanding.

SINGLE-FAMILY LOANS

Current         100.0%
30 Days           0.0%
60 Days           0.0%
90 Days           0.0%
120+ Days         0.0%

MULTIFAMILY OR COMMERCIAL LOANS

Current         100.0%
30 Days           0.0%
60 Days           0.0%
90 Days           0.0%
120+ Days         0.0%

         2003 ANNUAL REPORT  4  American Strategic Income Portfolio III

Shareholders of the Existing Funds who do not wish to receive shares of the REIT will have the option, subject to certain limitations, of electing to exchange their shares for shares of First American Strategic Income Portfolio Inc., a newly formed closed-end management investment company with investment policies, restrictions, and strategies substantially similar to those of the Existing Funds. This transaction is subject to review by the Securities and Exchange Commission, approval by the Fund's shareholders, and certain other conditions. There is no assurance that the transaction will be completed.

Thank you for your investment in the Fund and your trust during this difficult economic environment. If you have any questions about the Fund, please call us at 800.677.FUND.

Sincerely,

/s/ Mark Jordahl

Mark Jordahl
Chief Investment Officer
U.S. Bancorp Asset Management, Inc.


/s/ John Wenker

John Wenker
Managing Director, Head of Real Estate
U.S. Bancorp Asset Management, Inc.


         2003 ANNUAL REPORT  5  American Strategic Income Portfolio III

GEOGRAPHICAL DISTRIBUTION

We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect the market of whole loans and participation mortgages as of May 31, 2003. Shaded areas without values indicate states in which the Fund has invested less than 0.50% of its assets.

[GRAPHIC]

Alabama
Alaska
Arizona                                8%
Arkansas
California                            13%
Colorado                               4%
Connecticut
Delaware
Florida                                9%
Georgia                                1%
Hawaii
Idaho
Illinois
Indiana
Iowa
Kansas
Kentucky
Louisiana
Maine
Maryland
Massachusetts
Michigan
Minnesota                              6%
Mississippi
Missouri
Montana
Nebraska
New Hampshire
New Jersey
New Mexico                             2%
New York                               1%
Nevada                                 5%
North Carolina
North Dakota
Ohio
Oklahoma                              10%
Oregon                                 1%
Pennsylvania
Rhode Island
South Carolina
South Dakota
Tennessee                              2%
Texas                                 30%
Utah                                   3%
Vermont
Virginia
Washington                             5%
West Virginia
Wisconsin
Wyoming



VALUATION OF WHOLE LOAN INVESTMENTS

The Fund's investments in whole loans (single-family, multifamily, and commercial) and participation mortgages are generally not traded in any organized market; therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the Fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a pricing model designed by U.S. Bancorp Asset Management, Inc., to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors, including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans and participation mortgages, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week. Certain mortgage loan information is received on a monthly basis and includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans and participation mortgages are determined no less frequently than weekly. Although we believe the pricing model to be reasonable and appropriate, the actual values that may be realized upon the sale of whole loans and participation mortgages can only be determined in a negotiation between the Fund and third parties.

         2003 ANNUAL REPORT  6  American Strategic Income Portfolio III

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES   May 31, 2003
.................................................................................

ASSETS:
Investments in securities at value* (note 2)......  $  323,470,336
Cash in bank on demand deposit....................       5,014,961
Accrued interest receivable.......................       1,505,150
Other assets......................................         234,692
                                                    --------------
  Total assets....................................     330,225,139
                                                    --------------
LIABILITIES:
Reverse repurchase agreements payable (note 2)....      62,505,640
Accrued investment management fee.................         109,632
Accrued administrative fee........................          56,656
Accrued interest expense..........................          76,346
Accrued reorganization expenses (notes 3 and 6)...         218,479
Other accrued expenses............................          24,904
                                                    --------------
  Total liabilities...............................      62,991,657
                                                    --------------
  Net assets applicable to outstanding capital
    stock.........................................  $  267,233,482
                                                    ==============
COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital......  $  298,322,958
Undistributed net investment income...............       2,756,030
Accumulated net realized loss on investments......     (39,418,291)
Unrealized appreciation of investments............       5,572,785
                                                    --------------

  Total-representing net assets applicable to
    capital stock.................................  $  267,233,482
                                                    ==============

*Investments in securities at identified cost.....  $  317,897,551
                                                    ==============
NET ASSET VALUE AND MARKET PRICE OF CAPITAL STOCK:
Net assets outstanding............................  $  267,233,482
Shares outstanding (authorized 1 billion shares of
  $0.01 par value)................................      21,343,292
Net asset value per share.........................  $        12.52
Market price per share............................  $        12.67

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

         2003 ANNUAL REPORT  7  American Strategic Income Portfolio III

FINANCIAL STATEMENTS continued

STATEMENT OF OPERATIONS  For the Year Ended May 31, 2003
.................................................................................

INCOME:
Interest (net of interest expense of
  $3,034,010).....................................  $   27,332,237
Dividends.........................................          73,316
Dividends from affiliated money market fund.......          49,478
                                                    --------------

  Total investment income.........................      27,455,031
                                                    --------------
EXPENSES (NOTE 3):
Investment management fee.........................       1,732,342
Administrative fee................................         667,405
Custodian fees....................................          53,392
Transfer agent fees...............................          57,060
Exchange listing and registration fees............         303,463
Reports to shareholders...........................          90,590
Mortgage servicing fees...........................         255,232
Directors' fees...................................          93,773
Audit and legal fees..............................         707,731
Financial advisory and accounting fees............         571,051
Other expenses....................................          35,495
                                                    --------------
  Total expenses..................................       4,567,534
                                                    --------------

  Net investment income...........................      22,887,497
                                                    --------------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS (NOTE 4):
Net realized gain on investments in securities....         356,292
Net change in unrealized appreciation or
  depreciation of investments.....................      (1,541,973)
                                                    --------------

  Net loss on investments.........................      (1,185,681)
                                                    --------------

    Net increase in net assets resulting from
      operations..................................  $   21,701,816
                                                    ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

         2003 ANNUAL REPORT  8  American Strategic Income Portfolio III

STATEMENT OF CASH FLOWS  For the Year Ended May 31, 2003
.................................................................................

CASH FLOWS FROM OPERATING ACTIVITIES:
Investment income.................................  $  27,455,031
Expenses..........................................     (4,567,534)
                                                    -------------
  Net investment income...........................     22,887,497
                                                    -------------
Adjustments to reconcile net investment income to
  net cash provided by operating activities:
  Net accretion of bond discounts and amortization
    of premiums...................................         50,625
  Change in accrued interest receivable...........        417,511
  Change in accrued fees and expenses.............         43,935
  Change in other assets..........................        421,398
                                                    -------------
    Total adjustments.............................        933,469
                                                    -------------

    Net cash provided by operating activities.....     23,820,966
                                                    -------------
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments................    112,040,797
Purchases of investments..........................    (72,226,566)
Net sales of short-term securities................        836,951
                                                    -------------

    Net cash provided by investing activities.....     40,651,182
                                                    -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Net payments for reverse repurchase agreements....    (36,948,732)
Distributions paid to shareholders................    (22,410,463)
                                                    -------------

    Net cash used by financing activities.........    (59,359,195)
                                                    -------------
Net increase in cash..............................      5,112,953
Bank overdraft at beginning of year...............        (97,992)
                                                    -------------

    Cash at end of year...........................  $   5,014,961
                                                    =============
Supplemental disclosure of cash flow information:
  Cash paid for interest..........................  $   3,190,951
                                                    =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

         2003 ANNUAL REPORT  9  American Strategic Income Portfolio III

FINANCIAL STATEMENTS continued

STATEMENTS OF CHANGES IN NET ASSETS
.................................................................................

                                           YEAR ENDED     YEAR ENDED
                                             5/31/03        5/31/02
                                          -------------  -------------
OPERATIONS:
Net investment income...................  $ 22,887,497   $ 23,080,382
Net realized gain on investments........       356,292      3,881,376
Net change in unrealized appreciation or
  depreciation of investments...........    (1,541,973)      (737,013)
                                          ------------   ------------

  Net increase in net assets resulting
    from operations.....................    21,701,816     26,224,745
                                          ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
From net investment income..............   (22,410,463)   (22,357,105)
                                          ------------   ------------

  Total increase (decrease) in net
    assets..............................      (708,647)     3,867,640
Net assets at beginning of year.........   267,942,129    264,074,489
                                          ------------   ------------

Net assets at end of year...............  $267,233,482   $267,942,129
                                          ============   ============

Undistributed net investment income.....  $  2,756,030   $  2,278,996
                                          ============   ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

        2003 ANNUAL REPORT  10  American Strategic Income Portfolio III

NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION
.............................
                American Strategic Income Portfolio Inc. III (the "Fund") is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The Fund emphasizes investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in U.S. government securities and corporate debt securities. In addition, the Fund may borrow using reverse repurchase agreements and revolving credit facilities. Fund shares are listed on the New York Stock Exchange under the symbol CSP.

(2) SUMMARY OF
  SIGNIFICANT
  ACCOUNTING
  POLICIES
.............................
                SECURITY VALUATIONS
                Security valuations for the Fund's investments (other than whole loans) are furnished by one or more independent pricing services that have been approved by the Fund's board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the NASDAQ national market system, the Fund utilizes the NASDAQ Official Closing Price which compares the last trade to the bid/ask price of a security. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last trade is below the bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price.

                Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual

        2003 ANNUAL REPORT  11  American Strategic Income Portfolio III

               NOTES TO FINANCIAL STATEMENTS continued

                market transactions, broker-dealer supplied valuations, or other formula driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the Fund's board of directors. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost which approximates market value. Security valuations are performed once a week and at the end of each month.

                The Fund's investments in whole loans (single family, multifamily, and commercial) and participation mortgages are generally not traded in any organized market and therefore market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the Fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a U.S. Bancorp Asset Management, Inc. ("USBAM") pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments; the delinquency profile; the historical payment record; the expected yield at purchase; changes in prevailing interest rates; and changes in the real or perceived liquidity of whole loans

        2003 ANNUAL REPORT 12 American Strategic Income Portfolio III or participation mortgages, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week.

                Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans and participation mortgages are determined no less frequently than weekly. Although we believe the pricing model to be reasonable and appropriate, the actual values that may be realized upon the sale of whole loans and participation mortgages can only be determined in a negotiation between the Fund and third parties.

                As of May 31, 2003, the Fund held fair valued securities with a fair value of $285,590,965 or 106.9% of total net assets.

                SECURITY TRANSACTIONS AND INVESTMENT INCOME
                Security transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including accretion of bond discounts and amortization of premiums, is recorded on an accrual basis.

                WHOLE LOANS AND PARTICIPATION MORTGAGES
                Whole loans and participation mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional

        2003 ANNUAL REPORT  13  American Strategic Income Portfolio III

               NOTES TO FINANCIAL STATEMENTS continued

                mortgage-backed securities. This is because whole loans and participation mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. In addition, the individual loans underlying whole loans and participation mortgages may be larger than the loans underlying mortgage-backed securities. With respect to participation mortgages, the Fund generally will not be able to unilaterally enforce its rights in the event of a default, but rather will be dependent on the cooperation of the other participation holders.

                The Fund does not record past due interest as income until received. The Fund may incur certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest and all of the foreclosure expenses. In this case, the Fund may suffer a loss. At May 31, 2003, no loans were 60 or more days delinquent as to the timely monthly payment of principal and interest.

                Real estate acquired through foreclosure, if any, is recorded at estimated fair value. The Fund may receive rental or other income as a result of holding real estate. In addition, the Fund may incur expenses associated with maintaining any real estate owned. As of and for the year ended May 31, 2003, the Fund owned no real estate.

                REVERSE REPURCHASE AGREEMENTS
                Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an

        2003 ANNUAL REPORT 14 American Strategic Income Portfolio III agreement to repurchase the security at a specified date and price. Reverse repurchase agreements may increase volatility of the Fund's net asset value and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with that borrowed money. Reverse repurchase agreements are considered to be borrowings by the Fund, and are subject to the Fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%. For the fiscal year ended May 31, 2003, the weighted average borrowings outstanding were $89,559,218 and the weighted average interest rate was 3.04%.

                SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                Delivery and payment for securities that have been purchased by the Fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the Fund's net asset value if the Fund makes such purchases while remaining substantially fully invested. As of May 31, 2003, the Fund had no outstanding when-issued or forward commitments.

                FEDERAL TAXES
                The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is

        2003 ANNUAL REPORT  15  American Strategic Income Portfolio III

               NOTES TO FINANCIAL STATEMENTS continued

                required. The Fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                Net investment income and net realized gains and losses may differ for financial statement and tax purposes primarily because of the timing of recognition of income on certain debt securities. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

                The tax character of distributions paid during the fiscal years ended May 31, 2003 and 2002 was as follows:

                                             2003         2002
                                          -----------  -----------
Distribution paid from ordinary
  income................................  $22,410,463  $22,357,105
                                          ===========  ===========

                At May 31, 2003, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income.....................  $   2,756,030
Accumulated realized losses on investments........    (35,362,038)
Unrealized appreciation of investments............      1,516,532
                                                    -------------
Accumulated deficit...............................  $ (31,089,476)
                                                    =============

                The difference between book basis and tax basis unrealized appreciation and accumulated realized losses is attributable to a one time tax election whereby the Fund marked appreciated securities to market creating capital gains that were used to reduce capital loss carryovers and increase tax cost basis.

                Due to permanent book-to-tax differences, the following reclassifications have been made on the Statement of Assets and
                Liabilities:

ACCUMULATED NET    ADDITIONAL
 REALIZED LOSS   PAID-IN CAPITAL
---------------  ---------------
  $13,980,645     $(13,980,645)

        2003 ANNUAL REPORT  16  American Strategic Income Portfolio III

                DISTRIBUTIONS TO SHAREHOLDERS
                Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the Fund's dividend reinvestment plan, reinvested in additional shares of the Fund's capital stock. Under the plan, Fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the Fund will issue new shares at a discount of up to 5% from the current market price.

                REPURCHASE AGREEMENTS AND OTHER SHORT-TERM SECURITIES
                For repurchase agreements entered into with certain broker-dealers, the Fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate balance of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the Fund in the event of a default. In addition to repurchase agreements, the Fund may invest in money market funds advised by USBAM.

        2003 ANNUAL REPORT  17  American Strategic Income Portfolio III

               NOTES TO FINANCIAL STATEMENTS continued

                USE OF ESTIMATES
                The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) EXPENSES
.............................
                INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                Pursuant to an investment advisory agreement (the "Agreement"), USBAM, a subsidiary of U.S. Bank National Association ("U.S. Bank") manages the Fund's assets and furnishes related office facilities, equipment, research, and personnel. The Agreement provides USBAM with a monthly investment management fee equal to an annualized rate of 0.20% of the Fund's average weekly net assets and 4.50% of the daily gross income accrued by the Fund during the month (i.e., investment income, including accretion of bond discounts and amortization of premiums, other than gains from the sale of securities or gains from options and futures contracts less interest on money borrowed by the Fund). The monthly investment management fee shall not exceed in the aggregate 1/12 of 0.725% of the Fund's average weekly net assets during the month (approximately 0.725% on an annual basis). For the fiscal year ended May 31, 2003, the effective investment management fee incurred by the Fund was 0.65%. For its fee, USBAM provides investment advice and, in general, conducts the management and investment activities of the Fund.

                Pursuant to a co-administration agreement (the
                "Co-Administration Agreement"), USBAM serves as co-administrator for the Fund (U.S. Bancorp Fund Services, LLC, a subsidiary of U.S. Bancorp is also co-administrator but currently has no functional

        2003 ANNUAL REPORT 18 American Strategic Income Portfolio III responsibilities related to the Fund) and provides administrative services, including legal and shareholder services, to the Fund. Under the Co-Administration Agreement, USBAM receives a monthly administrative fee equal to an annualized rate of 0.25% of the Fund's average weekly net assets. For its fee, USBAM provides numerous services to the Fund including, but not limited to, handling the general business affairs, financial and regulatory reporting and various record-keeping services. Separate from the Co-Administration Agreement, USBAM (from its own resources) has retained SEI Investments, Inc. as a sub-administrator to perform, among other services, net asset value calculations.

                The Fund may invest in money market funds that are series of First American Funds, Inc. ("FAF"), subject to certain limitations. The terms of such investments are identical to those of investments by non-related entities except that, to avoid duplicative investment advisory fees, USBAM reimburses the Fund an amount equal to the investment advisory fee paid by FAF to USBAM related to such investments. For financial statement purposes, this reimbursement is recorded as investment income.

                MORTGAGE SERVICING FEES
                The Fund enters into mortgage servicing agreements with mortgage servicers for whole loans and participation mortgages. For a fee, mortgage servicers maintain loan records, such as insurance and taxes and the proper allocation of payments between principal and interest.

                PROPOSED REORGANIZATION EXPENSES
                As discussed in Note 6, the Fund has taken certain steps to reorganize along with certain other similar entities

        2003 ANNUAL REPORT  19  American Strategic Income Portfolio III

               NOTES TO FINANCIAL STATEMENTS continued

                managed by USBAM. As set forth below, certain costs and expenses incurred in connection with the proposed reorganization of the Fund (including, but not limited to, the preparation of all necessary registration statements, proxy materials and other documents, preparation for and attendance at board and committee, shareholder, planning, organizational, and other meetings, and costs and expenses of accountants, attorneys, financial advisors, and other experts engaged in connection with the reorganization) shall be borne by the Fund, American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. II, and American Select Portfolio Inc. (collectively, the "Existing Funds"). The Existing Funds as a group will bear the first $3,400,000 of such expenses and will, subject to certain exceptions, equally share all transaction expenses in excess of $3,400,000 with USBAM. Such costs and expenses will be allocated among the Existing Funds based on their relative net asset values whether or not an Existing Fund participates in the reorganization. Additionally, costs and expenses incurred in connection with the legal representation of USBAM's interests with respect to the reorganization and related matters will be borne by USBAM. The current estimated costs and expenses related to the reorganization are $4,500,000. Based on the net asset values of the Existing Funds as of May 31, 2003, the Fund would bear approximately 40% of the total expenses of the reorganization. During the fiscal year ended May 31, 2003, the Fund incurred $1,584,337 in reorganization expenses.

                OTHER FEES AND EXPENSES
                In addition to the investment management, administrative, and mortgage servicing fees, the Fund is responsible for paying most other operating expenses, including outside directors' fees and expenses, custodian

        2003 ANNUAL REPORT 20 American Strategic Income Portfolio III fees, exchange listing and registration fees, printing and shareholder reports, transfer agent fees and expenses, financial advisory, legal, auditing and accounting services, insurance, interest, expenses related to real estate owned, fees to outside parties retained to assist in conducting due diligence, taxes, and other miscellaneous expenses.

                During the fiscal year ended May 31, 2003, fees for custody services were paid to U.S. Bank.

(4) INVESTMENT SECURITY
    TRANSACTIONS
.............................
                Cost of purchases and proceeds from sales of securities and real estate, other than temporary investments in short-term securities, for the fiscal year ended May 31, 2003, aggregated $72,175,941 and $112,040,797, respectively. Included in proceeds from sales are $561,380 from prepayment penalties.

(5) CAPITAL LOSS CARRYOVER
.............................
                For federal income tax purposes, the Fund had capital loss carryovers at May 31, 2003, which, if not offset by subsequent capital gains, will expire on the Fund's fiscal year-ends as indicated below.

CAPITAL LOSS
 CARRYOVER    EXPIRATION
------------  ----------
$34,420,675      2004
    871,623      2005
     69,740      2008
-----------
$35,362,038
===========

(6) PROPOSED
    REORGANIZATION
.............................
                A combined proxy statement/registration statement, last amended on April 22, 2003, has been filed with the Securities and Exchange Commission ("SEC") in which it is proposed that the Fund, along with American Strategic Income Portfolio Inc. ("ASP"), American Strategic Income Portfolio Inc. II ("BSP"), and American Select Portfolio Inc. ("SLA"), reorganize into First American Strategic Real Estate Portfolio, Inc., a

        2003 ANNUAL REPORT  21  American Strategic Income Portfolio III

               NOTES TO FINANCIAL STATEMENTS continued

                specialty real estate finance company that would elect to be taxed as a real estate investment trust ("REIT"). Shareholders of the Fund, ASP, BSP and SLA who do not wish to receive shares of the REIT will have the option, subject to certain limitations, of electing to exchange their shares for shares in First American Strategic Income Portfolio Inc., a newly formed closed-end management investment company with investment policies, restrictions and strategies substantially similar to those of the Fund, ASP, BSP and SLA. This transaction is subject to review by the SEC, approval by the Fund's shareholders, and certain other conditions. There is no assurance that the transaction will be completed.

        2003 ANNUAL REPORT  22  American Strategic Income Portfolio III

(7) FINANCIAL HIGHLIGHTS
.............................
                Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

AMERICAN STRATEGIC INCOME PORTFOLIO III

                                                    YEAR ENDED MAY 31,
                                          --------------------------------------
                                           2003    2002    2001    2000    1999
                                          ------  ------  ------  ------  ------
PER-SHARE DATA
Net asset value, beginning of period....  $12.55  $12.37  $11.67  $12.25  $12.46
                                          ------  ------  ------  ------  ------
Operations:
  Net investment income.................    1.07    1.08    1.02    1.00    1.05
  Net realized and unrealized gains
    (losses) on investments.............   (0.05)   0.15    0.70   (0.53)  (0.24)
                                          ------  ------  ------  ------  ------
    Total from operations...............    1.02    1.23    1.72    0.47    0.81
                                          ------  ------  ------  ------  ------
Distributions to shareholders:
  From net investment income............   (1.05)  (1.05)  (1.02)  (1.05)  (1.02)
                                          ------  ------  ------  ------  ------
Net asset value, end of period..........  $12.52  $12.55  $12.37  $11.67  $12.25
                                          ======  ======  ======  ======  ======
Market value, end of period.............  $12.67  $12.43  $11.88  $10.56  $11.88
                                          ======  ======  ======  ======  ======
SELECTED INFORMATION
Total return, net asset value (a).......    8.44%  10.29%  15.28%   3.99%   6.61%
Total return, market value (b)..........   11.01%  14.04%  23.05%  (2.20)%  13.80%
Net assets at end of period (in
  millions).............................  $  267  $  268  $  264  $  249  $  292
Ratio of expenses to average weekly net
  assets including interest expense.....    2.85%   2.30%   3.43%   3.55%   3.39%
Ratio of expenses to average weekly net
  assets excluding interest expense.....    1.71%   1.15%   1.16%   1.21%   1.19%
Ratio of net investment income to
  average weekly net assets.............    8.55%   8.68%   8.44%   8.30%   8.39%
Portfolio turnover rate (excluding
  short-term securities)................      20%     42%     23%     28%     44%
Amount of borrowings outstanding at end
  of period (in millions)...............  $   63  $   99  $   72  $   76  $  132
Per-share amount of borrowings
  outstanding at end of period..........  $ 2.93  $ 4.66  $ 3.39  $ 3.54  $ 5.53
Per-share amount of net assets,
  excluding borrowings, at end of
  period................................  $15.45  $17.21  $15.76  $15.21  $17.78
Asset coverage ratio (c)................     527%    369%    465%    430%    322%

(a)  Assumes reinvestment of distributions at net asset value.
(b) Assumes reinvestment of distributions at actual prices pursuant to the Fund's dividend reinvestment plan.
(c) Represents net assets, excluding borrowings, at end of period divided by borrowings outstanding at end of period.

        2003 ANNUAL REPORT  23  American Strategic Income Portfolio III

INVESTMENTS IN SECURITIES

AMERICAN STRATEGIC INCOME PORTFOLIO III                            May 31, 2003
                                  Date          Par
Description of Security         Acquired       Value            Cost       Value (a)
------------------------------  --------  ----------------  ------------  ------------

(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (b) (13.3%):
  FIXED RATE (13.3%):
        FHLMC, 5.50%,
          1/1/18..............            $ 13,733,270      $ 14,211,800  $ 14,222,179
        FHLMC, 9.00%,
          7/1/30..............               2,012,884         2,067,310     2,178,323
        FNMA, 6.00%,
          10/1/16.............               1,700,255         1,710,850     1,771,429
        FNMA, 5.50%, 2/1/17...               2,196,331         2,190,344     2,281,184
        FNMA, 5.50%, 6/1/17...               1,566,172         1,575,087     1,626,683
        FNMA, 5.00%, 9/1/17...               1,696,695         1,701,814     1,761,025
        FNMA, 5.00%,
          11/1/17.............               2,838,470         2,855,506     2,946,091
        FNMA, 6.50%, 6/1/29...               4,943,437         4,908,942     5,162,827
        FNMA, 7.50%, 4/1/30...                 785,115           758,078       836,391
        FNMA, 7.50%, 5/1/30...               1,086,038         1,048,713     1,156,967
        FNMA, 8.00%, 5/1/30...                 348,710           344,207       375,952
        FNMA, 8.00%, 6/1/30...               1,100,408         1,086,194     1,186,372
                                                            ------------  ------------

        Total U.S. Government
          Agency
          Mortgage-Backed
          Securities..........                                34,458,845    35,505,422
                                                            ------------  ------------
CORPORATE NOTES (e) (9.9%):
  FIXED RATE (9.9%):
        Lone Star Fund III,
          8.00%, 3/30/04......  06/04/01    15,000,000        14,977,937    15,111,000
        Oly Holigan, LP,
          9.25%, 1/1/04.......  12/26/00     4,000,000         4,000,000     4,000,000
        Oly McKinney, 9.25%,
          8/31/04.............  11/09/01     7,500,000         7,500,000     7,500,000
                                                            ------------  ------------

        Total Corporate
          Notes...............                                26,477,937    26,611,000
                                                            ------------  ------------
PRIVATE MORTGAGE-BACKED SECURITY (e) (0.0%):
  FIXED RATE (0.0%):
        First Gibralter,
          Series 1992-MM,
          Class B, 8.79%,
          10/25/21............  07/30/93       514,469           236,460            --
                                                            ------------  ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

        2003 ANNUAL REPORT  24  American Strategic Income Portfolio III

AMERICAN STRATEGIC INCOME PORTFOLIO III
(CONTINUED)
                                  Date          Par
Description of Security         Acquired       Value            Cost       Value (a)
------------------------------  --------  ----------------  ------------  ------------

WHOLE LOANS AND PARTICIPATION MORTGAGES (c,d,e) (97.0%):
  COMMERCIAL LOANS (31.6%):
      1200 Washington,
        9.65%, 12/1/05........  11/21/00  $  2,874,483      $  2,874,483  $  2,960,717
      4295/4299 San Felipe
        Associates LP,
        9.33%, 8/1/06.........  11/01/02     5,130,197         5,130,197     5,335,405
      Academy Spectrum,
        7.73%, 5/1/09.........  12/18/02     5,235,183(b)      5,235,183     5,496,942
      Atwood Oceanics I,
        7.29%, 6/1/04.........  05/22/01     2,900,000(b)      2,900,000     2,958,000
      Atwood Oceanics II,
        9.88%, 6/1/04.........  05/22/01       720,000           720,000       697,580
      Blacklake Place I and
        II,
        8.66%, 9/1/07.........  08/12/97     4,324,877(b)      4,324,877     4,541,121
      Blacklake Place III,
        8.66%, 9/1/07.........  08/12/97     2,162,438(b)      2,162,438     2,270,560
      Brookhollow West and
        Northwest Technical
        Center,
        8.11%, 12/1/03........  11/01/01     2,385,999(b)      2,385,999     2,385,999
      CUBB Properties Mobile
        Home Park,
        8.03%, 11/1/07........  11/04/97     2,542,367         2,542,367     2,669,486
      Denmark House Office
        Building I,
        8.80%, 2/1/05.........  01/28/00     5,400,000         5,400,000     5,400,000
      Denmark House Office
        Building II,
        11.38%, 2/1/05........  01/28/00     1,060,000         1,060,000     1,078,373
      Duncan Office Building,
        7.88%, 6/1/08.........  05/19/98       658,326           658,326       691,243
      France Avenue Business
        Park II,
        7.40%, 10/1/12........  09/12/02     4,577,626(b)      4,577,626     4,806,507

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

        2003 ANNUAL REPORT  25  American Strategic Income Portfolio III

INVESTMENTS IN SECURITIES continued

AMERICAN STRATEGIC INCOME PORTFOLIO III
(CONTINUED)
                                  Date          Par
Description of Security         Acquired       Value            Cost       Value (a)
------------------------------  --------  ----------------  ------------  ------------

      Holiday Village Shopping
        Center,
        7.15%, 11/1/07........  11/12/02  $  4,871,590(b)   $  4,871,590  $  5,115,170
      Indian Street Shoppes,
        7.88%, 2/1/09.........  01/27/99     2,206,627(b)      2,206,627     2,316,958
      Jackson Street
        Warehouse,
        8.53%, 7/1/07.........  06/30/98     2,842,502(b)      2,842,502     2,984,627
      Jefferson Office
        Building,
        7.38%, 12/1/13........  11/05/98       932,569           932,569       979,197
      Kimball Professional
        Office Building,
        7.88%, 7/1/08.........  07/02/98     2,175,728(b)      2,175,728     2,284,514
      Lake Pointe Corporate
        Center,
        8.57%, 7/1/07.........  07/07/97     3,618,622(b)      3,618,622     3,799,553
      LAX Air Freight Center,
        7.90%, 1/1/08.........  12/29/97     3,170,779(b)      3,170,779     3,329,318
      NCGR Office Building,
        8.65%, 2/1/06.........  01/08/01     4,236,669(b)      4,236,669     4,363,770
      North Austin Business
        Center,
        9.05%, 5/1/07.........  04/10/97     2,842,556(b)      2,842,555     2,984,683
      Pacific Shores Mobile
        Home Park II,
        11.00%, 10/1/06.......  09/27/96       578,916           576,022       607,862
      Pilot Knob Service
        Center,
        8.95%, 7/1/07.........  06/20/97     1,401,552(b)      1,401,552     1,471,630
      PMG Plaza,
        8.95%, 4/1/04.........  03/20/97     2,377,196(b)      2,377,196     2,400,968
      Rancho Bernardo
        Financial Plaza,
        8.88%, 1/1/05.........  12/26/00     2,380,000         2,380,000     2,320,859
      Rockwall Technology
        Building I,
        7.40%, 11/1/06........  10/16/02     3,800,000(b)      3,800,000     3,952,000
      Rockwall Technology
        Building II,
        9.58%, 11/1/06........  10/16/02     1,100,000         1,100,000       969,721

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

        2003 ANNUAL REPORT  26  American Strategic Income Portfolio III

AMERICAN STRATEGIC INCOME PORTFOLIO III
(CONTINUED)
                                  Date          Par
Description of Security         Acquired       Value            Cost       Value (a)
------------------------------  --------  ----------------  ------------  ------------

      Shoppes at Jonathan's
        Landing,
        7.95%, 5/1/10.........  04/12/00  $  2,919,168(b)   $  2,919,168  $  3,065,127
                                                            ------------  ------------
                                                              81,423,075    84,237,889
                                                            ------------  ------------
  MULTIFAMILY LOANS (65.0%):
      Ambassador House
        Apartments,
        8.10%, 2/1/10.........  01/05/00     3,399,624(b)      3,399,624     3,569,605
      Barclay Square
        Apartments,
        7.83%, 9/1/04.........  08/21/01     8,800,000         8,800,000     8,403,266
      Bellewood Apartments,
        9.13%, 12/1/05........  06/13/01     1,980,325         1,980,325     2,019,932
      Boardwalk Apartments,
        7.33%, 2/1/08.........  01/16/98     5,086,394(b)      5,086,394     5,340,714
      Brays Village
        Apartments,
        9.88%, 4/1/05.........  03/15/02     1,394,000         1,394,000     1,394,000
      Clearwater Creek
        Apartments,
        9.93%, 3/1/08.........  02/18/03     8,920,000         8,920,000     8,920,000
      Concorde Apartments,
        6.28%, 5/1/10.........  04/30/03     4,900,000         4,900,000     5,145,000
      Country Place Village I,
        6.93%, 3/1/05.........  02/06/02    10,300,000        10,300,000    10,506,000
      Country Place Village
        II,
        9.88%, 3/1/05.........  02/06/02     2,300,000         2,300,000     2,065,535
      Geneva Village
        Apartments,
        9.38%, 11/1/04........  10/14/94       875,594           872,367       893,106
      Grand Courtyard
        Apartment I,
        7.18%, 11/1/03........  10/15/01    19,125,000        19,125,000    19,125,000
      Grand Courtyard
        Apartment II,
        9.90%, 11/1/03........  10/15/01     4,490,000         4,490,000     3,961,303
      Granite Lake Apartments
        I,
        6.68%, 5/1/05.........  04/26/02    12,450,000        12,450,000    12,699,000
      Granite Lake Apartments
        II,
        11.88%, 5/1/05........  04/26/02       778,000           778,000       733,573
      Hartford Apartments,
        14.88%, 6/1/05........  06/24/02     2,290,000         2,290,000     2,358,700

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

        2003 ANNUAL REPORT  27  American Strategic Income Portfolio III

INVESTMENTS IN SECURITIES continued

AMERICAN STRATEGIC INCOME PORTFOLIO III
(CONTINUED)
                                  Date          Par
Description of Security         Acquired       Value            Cost       Value (a)
------------------------------  --------  ----------------  ------------  ------------

      Maple Village
        Apartments,
        9.38%, 11/1/04........  10/14/94  $    914,990      $    911,566  $    933,289
      Meadowview Apartments,
        9.38%, 11/1/04........  10/14/94       649,274           647,179       662,259
      Meridian,
        8.93%, 9/1/04.........  08/22/01    16,465,384        16,465,384    16,465,384
      Meridian Pointe
        Apartments,
        8.73%, 2/1/12.........  03/07/97     1,134,912         1,134,912     1,191,658
      Northaven Terrace
        Apartments,
        7.43%, 6/1/07.........  05/07/02     6,798,239(b)      6,798,239     7,138,151
      Park Lane Townhomes I,
        7.18%, 12/1/04........  11/29/01    12,600,000(b)     12,600,000    12,852,000
      Park Lane Townhomes II,
        11.88%, 12/1/04.......  11/29/01       800,000           800,000       763,240
      Park Woods Apartments,
        19.88%, 3/1/05........  02/05/02     1,300,000         1,300,000     1,326,000
      Parkway Village
        Apartments,
        9.38%, 11/1/04........  10/14/94       630,191           628,191       642,795
      Riverbrook Apartments I,
        8.55%, 3/1/10.........  03/01/00     2,972,428(b)      2,972,428     3,121,050
      Riverbrook Apartments
        II,
        10.88%, 3/1/10........  02/13/01       318,977           318,977       334,926
      Rose Park Apartments,
        9.38%, 11/1/04........  10/14/94       401,667           400,447       409,700
      Shelter Island
        Apartments,
        7.63%, 12/1/08........  11/04/98    12,853,538(b)     12,853,538    13,496,215
      Southlake Villa
        Apartments,
        9.38%, 11/1/04........  10/14/94       317,441           316,225       323,789
      Tulsa Apartment
        Portfolio I,
        9.93%, 3/1/07.........  02/27/03     6,790,000         6,790,000     7,061,600
      Tulsa Apartment
        Portfolio II,
        9.93%, 3/1/07.........  02/27/03     6,130,000         6,130,000     5,785,667
      Valley Manor Apartments,
        8.35%, 11/1/05........  07/14/98     3,494,146(b)      3,494,146     3,598,971
      Warwick West Apartments
        II,
        9.90%, 7/1/04.........  06/27/01     2,856,000         2,856,000     2,766,889
      WesTree Apartments,
        8.90%, 11/1/10........  10/12/00     4,764,262(b)      4,764,262     5,002,475

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

        2003 ANNUAL REPORT  28  American Strategic Income Portfolio III

AMERICAN STRATEGIC INCOME PORTFOLIO III
(CONTINUED)
                                  Date       Par Value/                   Market Value
Description of Security         Acquired       Shares           Cost          (a)
------------------------------  --------  ----------------  ------------  ------------

      Willamette Oaks,
        9.15%, 12/1/05........  06/13/01  $  2,574,423      $  2,574,423  $  2,625,911
                                                            ------------  ------------
                                                             171,841,627   173,636,702
                                                            ------------  ------------

  SINGLE FAMILY LOANS (0.4%):
        Arbor, 9.27%,
          8/16/17.............  02/16/96     1,105,374         1,107,912     1,105,374
                                                            ------------  ------------

        Total Whole Loans and
          Participation
          Mortgages...........                               254,372,614   258,979,965
                                                            ------------  ------------
PREFERRED STOCKS (0.2%):
  REAL ESTATE INVESTMENT TRUSTS (0.2%):
        AMB Property..........                   5,000           125,399       126,550
        Archstone Community
          Trust, Series D.....                   3,525            91,862        95,845
        CarrAmerica Realty
          Trust, Series B.....                     665            15,807        16,825
        CarrAmerica Realty
          Trust, Series C.....                   5,000           117,737       125,950
        CarrAmerica Realty
          Trust, Series D.....                   5,000           118,823       126,000
        Duke Realty
          Investments, Series
          E...................                     625            15,506        16,219
                                                            ------------  ------------

        Total Preferred
          Stocks..............                                   485,134       507,388
                                                            ------------  ------------
RELATED PARTY MONEY MARKET FUND (f) (0.7%):
      First American Prime
        Obligations Fund......               1,866,561         1,866,561     1,866,561
                                                            ------------  ------------

        Total Investments in
          Securities (g)......                              $317,897,551  $323,470,336
                                                            ------------  ------------
                                                            ------------  ------------

NOTES TO INVESTMENTS IN SECURITIES:
(a) Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

        2003 ANNUAL REPORT  29  American Strategic Income Portfolio III

INVESTMENTS IN SECURITIES continued

(b) On May 31, 2003, securities valued at $148,552,050 were pledged as collateral for the following outstanding reverse repurchase agreements:

                                                                           NAME OF
                                                                           BROKER
                        ACQUISITION                         ACCRUED    AND DESCRIPTION
       AMOUNT              DATE         RATE       DUE      INTEREST    OF COLLATERAL
---------------------   -----------   --------   --------   --------   ---------------
     $33,005,640          5/15/03      1.33%*    6/10/03    $20,729           (1)
      29,500,000           5/1/03      2.19%**    6/2/03     55,617           (2)
     -----------                                            -------
     $62,505,640                                            $76,346
     ===========                                            =======

*  RATE IS A NEGOTIATED FIXED RATE.
** INTEREST RATE AS OF MAY 31, 2003. RATES ARE BASED ON THE LONDON INTERBANK
   OFFERED RATE (LIBOR) AND RESET MONTHLY.

NAME OF BROKER AND DESCRIPTION OF COLLATERAL:
       (1) MORGAN STANLEY:
          FHLMC, 5.50%, 1/1/18, $12,188,277 PAR
          FHLMC, 9.00%, 7/1/30, $2,012,884 PAR
          FNMA, 5.00%, 9/1/17, $1,696,695 PAR
          FNMA, 5.00%, 11/1/17, $2,838,470 PAR
          FNMA, 5.50%, 2/1/17, $2,196,331 PAR
          FNMA, 5.50%, 6/1/17, $1,566,172 PAR
          FNMA, 6.00%, 10/1/16, $1,700,255 PAR
          FNMA, 6.50%, 6/1/29, $4,943,437 PAR
          FNMA, 7.50%, 4/1/30, $785,115 PAR
          FNMA, 7.50%, 5/1/30, $1,086,038 PAR
          FNMA, 8.00%, 5/1/30, $348,710 PAR
          FNMA, 8.00%, 6/1/30, $1,100,408 PAR
       (2) MORGAN STANLEY:
          ACADEMY SPECTRUM, 7.73%, 5/1/09, $5,235,183 PAR
          AMBASSADOR HOUSE, 8.10%, 2/1/10, $3,399,624 PAR
          ATWOOD OCEANICS I, 7.29%, 6/1/04, $2,900,000 PAR
          BLACKLAKE PLACE I AND II, 8.66%, 9/1/07, $4,324,877 PAR
          BLACKLAKE PLACE III, 8.66%, 9/1/07, $2,162,438 PAR
          BOARDWALK APARTMENTS, 7.33%, 2/1/08, $5,086,394 PAR
          BROOKHOLLOW WEST AND NORTHERN TECHNICAL CENTER, 8.11%, 12/1/03, $2,385,999 PAR
          FRANCE AVENUE BUSINESS PARK II, 7.40%, 10/1/12, $4,577,626 PAR HOLIDAY VILLAGE SHOPPING CENTER, 7.15%, 11/1/07, $4,871,590 PAR INDIAN STREET SHOPPES, 7.88%, 2/1/09, $2,206,627 PAR
          JACKSON STREET WAREHOUSE, 8.53%, 7/1/07, $2,842,502 PAR
          KIMBALL PROFESSIONAL OFFICE BUILDING, 7.88%, 7/1/08, $2,175,728 PAR LAKE POINTE CORPORATE CENTER, 8.57%, 7/1/07, $3,618,622 PAR
          LAX AIR FREIGHT CENTER, 7.90%, 1/1/08, 3,170,779 PAR
          NCGR OFFICE BUILDING, 8.65%, 2/1/06, $4,236,669 PAR
          NORTH AUSTIN BUSINESS CENTER, 9.05%, 5/1/07, $2,842,556 PAR NORTHHAVEN TERRACE APARTMENTS, 7.43%, 6/1/07, $6,798,239 PAR
          PARK LANE TOWNHOMES I, 7.18%, 12/1/04, $12,600,000 PAR

        2003 ANNUAL REPORT  30  American Strategic Income Portfolio III

       PILOT KNOB SERVICE CENTER, 8.95%, 7/1/07, $1,401,552 PAR
       PMG PLAZA, 8.95%, 4/1/04, $2,377,196 PAR
          RIVERBROOK APARTMENTS I, 8.55%, 3/1/10, $2,972,428 PAR
          ROCKWALL TECHNOLOGY BUILDING I, 7.40%, 11/1/06, $3,800,000 PAR SHELTER ISLAND APARTMENTS, 7.63%, 12/1/08, $12,853,538 PAR SHOPPES AT JONATHAN'S LANDING, 7.95%, 5/1/10, $2,919,168 PAR VALLEY MANOR APARTMENTS, 8.35%, 11/1/05, $3,494,146 PAR
          WESTREE APARTMENTS, 8.90%, 11/1/10, $4,764,262 PAR

   THE FUND HAS ENTERED INTO A LENDING AGREEMENT WITH MORGAN STANLEY. THE AGREEMENT PERMITS THE FUND TO ENTER INTO REVERSE REPURCHASE AGREEMENTS UP TO $80,000,000 USING WHOLE LOANS AS COLLATERAL. THE FUND PAYS A FEE OF 0.15% TO MORGAN STANLEY ON ANY UNUSED PORTION OF THE $80,000,000 LENDING COMMITMENT.
(c) Interest rates on commercial and multifamily loans are the rates in effect May 31, 2003. Interest rates and maturity dates disclosed on single family loans represent the weighted average coupon and weighted average maturity for the underlying mortgage loans as of May 31, 2003.
(d) Commercial and multifamily loans are described by the name of the mortgaged property. Pools of single family loans are described by the name of the institution from which the loans were purchased. The geographical location of the mortgaged properties and, in the case of single family, the number of loans, is presented below.

COMMERCIAL LOANS:
       1200 WASHINGTON - MINNEAPOLIS, MN
       4295/4299 SAN FELIPE ASSOCIATES LP - HOUSTON, TX
       ACADEMY SPECTRUM - COLORADO SPRINGS, CO
       ATWOOD OCEANICS I - HOUSTON, TX
       ATWOOD OCEANICS II - HOUSTON, TX
       BLACKLAKE PLACE I AND II - OLYMPIA, WA
       BLACKLAKE PLACE III - OLYMPIA, WA
       BROOKHOLLOW WEST AND NORTHWEST TECHNICAL CENTER - HOUSTON, TX CUBB PROPERTIES MOBILE HOME PARK - NEW YORK, NY
       DENMARK HOUSE OFFICE BUILDING I - HOUSTON, TX
       DENMARK HOUSE OFFICE BUILDING II - HOUSTON, TX
       DUNCAN OFFICE BUILDING - OLYMPIA, WA
       FRANCE AVENUE BUSINESS PARK II - BROOKLYN PARK, MN
       HOLIDAY VILLAGE SHOPPING CENTER - PARK CITY, UT
       INDIAN STREET SHOPPES - STUART, FL
       JACKSON STREET WAREHOUSE - PHOENIX, AZ
       JEFFERSON OFFICE BUILDING - OLYMPIA, WA
       KIMBALL PROFESSIONAL OFFICE BUILDING - GIG HARBOR, WA
       LAKE POINTE CORPORATE CENTER - MINNEAPOLIS, MN
       LAX AIR FREIGHT CENTER - INGLEWOOD, CA
       NCGR OFFICE BUILDING - SANTA FE, NM
       NORTH AUSTIN BUSINESS CENTER - AUSTIN, TX
       PACIFIC SHORES MOBILE HOME PARK II - NEWPORT, OR
       PILOT KNOB SERVICE CENTER - MENDOTA HEIGHTS, MN
       PMG PLAZA - FORT LAUDERDALE, FL
       RANCHO BERNARDO FINANCIAL PLAZA - SAN DIEGO, CA

        2003 ANNUAL REPORT  31  American Strategic Income Portfolio III

INVESTMENTS IN SECURITIES continued

       ROCKWALL TECHNOLOGY BUILDING I - ROCKWALL, TX
       ROCKWALL TECHNOLOGY BUILDING II - ROCKWALL, TX
       SHOPPES AT JONATHAN'S LANDING - JUPITER, FL

MULTIFAMILY LOANS:
       AMBASSADOR HOUSE APARTMENTS - OKLAHOMA CITY, OK
       BARCLAY SQUARE APARTMENTS - HOUSTON, TX
       BELLEWOOD APARTMENTS - ISSAQUAH, WA
       BOARDWALK APARTMENTS - OKLAHOMA CITY, OK
       BRAYS VILLAGE APARTMENTS - HOUSTON, TX
       CLEARWATER CREEK APARTMENTS - RICHARDSON, TX
       CONCORDE APARTMENTS - CHATTANOOGA, TN
       COUNTRY PLACE VILLAGE I - CLEARWATER, FL
       COUNTRY PLACE VILLAGE II - CLEARWATER, FL
       GENEVA VILLAGE APARTMENTS - WEST JORDAN, UT
       GRAND COURTYARD APARTMENTS I - GRAND PRAIRIE, TX
       GRAND COURTYARD APARTMENTS II - GRAND PRAIRIE, TX
       GRANITE LAKE APARTMENTS I - FULLERTON, CA
       GRANITE LAKE APARTMENTS II - FULLERTON, CA
       HARTFORD APARTMENTS - ATLANTA, GA
       MAPLE VILLAGE APARTMENTS - AMERICAN FORK, UT
       MEADOWVIEW APARTMENTS - WEST JORDAN, UT
       MERIDIAN - PHOENIX, AZ
       MERIDIAN POINTE APARTMENTS - KALISPELL, MT
       NORTHAVEN TERRACE APARTMENTS - DALLAS, TX
       PARK LANE TOWNHOMES I - WESTMINSTER, CA
       PARK LANE TOWNHOMES II - WESTMINSTER, CA
       PARK WOODS APARTMENTS - DALLAS, TX
       PARKWAY VILLAGE APARTMENTS - WEST JORDAN, UT
       RIVERBROOK APARTMENTS I - TAMPA, FL
       RIVERBROOK APARTMENTS II - TAMPA, FL
       ROSE PARK APARTMENTS - VERNAL, UT
       SHELTER ISLAND APARTMENTS - LAS VEGAS, NV
       SOUTHLAKE VILLA APARTMENTS - SALT LAKE CITY, UT
       TULSA APARTMENT PORTFOLIO I - TULSA, OK
       TULSA APARTMENT PORTFOLIO II - TULSA, OK
       VALLEY MANOR APARTMENTS - HASTINGS, MN
       WARWICK WEST APARTMENTS II - OKLAHOMA CITY, OK
       WESTREE APARTMENTS - COLORADO SPRINGS, CO
       WILLAMETTE OAKS - EUGENE, OR

SINGLE FAMILY LOANS:
       ARBOR - 13 LOANS, NEW YORK

(e) Securities purchased as part of a private placement which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933 and are considered to be illiquid. These securities are fair valued in accordance with the board approved valuation procedures. On
     May 31, 2003, the total value of fair valued securities was $285,590,965 or 106.9% of total net assets.

        2003 ANNUAL REPORT  32  American Strategic Income Portfolio III

(f) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for the Fund. See note 3 in Notes to Financial Statements.
(g) On May 31, 2003, the cost of investments in securities for federal income tax purposes was $321,953,802. Cost basis for federal income tax purposes was $4,056,251 greater than the cost basis for book purposes due to a one-time mark to market election made pursuant to Section 311 of the Tax Payer Relief Act of 1997. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were as follows:


GROSS UNREALIZED APPRECIATION.....................  $   3,641,896
GROSS UNREALIZED DEPRECIATION.....................     (2,125,364)
                                                    -------------
    NET UNREALIZED APPRECIATION...................  $   1,516,532
                                                    =============

FHLMC-FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA-FEDERAL NATIONAL MORTGAGE ASSOCIATION

        2003 ANNUAL REPORT  33  American Strategic Income Portfolio III

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS
AMERICAN STRATEGIC INCOME PORTFOLIO INC. III:

We have audited the accompanying statement of assets and liabilities of American Strategic Income Portfolio Inc. III, including the schedule of investments in securities, as of May 31, 2003, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included examination or confirmation of securities owned as of May 31, 2003, with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Strategic Income Portfolio Inc. III at May 31, 2003, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Minneapolis, Minnesota
July 2, 2003

        2003 ANNUAL REPORT  34  American Strategic Income Portfolio III

FEDERAL INCOME TAX INFORMATION

The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax advisor on how to report these distributions at the state and local levels.

INCOME DISTRIBUTIONS (TAXABLE AS ORDINARY DIVIDENDS, NONE QUALIFYING FOR DEDUCTION BY CORPORATIONS)

PAYABLE DATE                                        AMOUNT
------------                                        -------
June 26, 2002.....................................  $0.0875
July 24, 2002.....................................   0.0875
August 28, 2002...................................   0.0875
September 25, 2002................................   0.0875
October 23, 2002..................................   0.0875
November 20, 2002.................................   0.0875
December 18, 2002.................................   0.0875
January 9, 2003...................................   0.0875
February 26, 2003.................................   0.0875
March 26,2003.....................................   0.0875
April 23, 2003....................................   0.0875
May 28, 2003......................................   0.0875
                                                    -------
      Total.......................................  $1.0500
                                                    =======

        2003 ANNUAL REPORT  35  American Strategic Income Portfolio III

SHAREHOLDER UPDATE

                ANNUAL MEETING RESULTS
                An annual meeting of the Fund's shareholders was held on October 1, 2002. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

               1. The Fund's shareholders elected the following eight directors:

                                             SHARES      SHARES WITHHOLDING
                                           VOTED "FOR"   AUTHORITY TO VOTE
                                          -------------  ------------------
Roger A. Gibson.........................    19,715,642           581,718
Andrew M. Hunter III*...................    20,008,291           289,069
Leonard W. Kedrowski....................    20,006,493           290,867
John M. Murphy, Jr.**...................    19,713,058           584,302
Richard K. Riederer.....................    20,008,072           289,288
Joseph D. Strauss.......................    20,007,394           289,966
Virginia L. Stringer....................    20,001,242           296,118
James M. Wade...........................    20,009,704           287,656

* ANDREW M. HUNTER III TENDERED HIS RESIGNATION FROM THE BOARD OF DIRECTORS, EFFECTIVE DECEMBER 2002.
** JOHN M. MURPHY, JR. TENDERED HIS RESIGNATION FROM THE BOARD OF DIRECTORS, EFFECTIVE MAY 2003.

               2. The Fund's shareholders ratified the selection by the Fund's board of directors of Ernst & Young as the independent public accountants for the fund for the fiscal year ending May 31, 2003. The following votes were cast regarding this matter:

   SHARES           SHARES                      BROKER
 VOTED "FOR"    VOTED "AGAINST"   ABSTENTIONS  NON VOTES
-------------  -----------------  -----------  ---------
 19,764,169           384,613        148,577          --

                TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN
                As a shareholder, you may choose to participate in the Dividend Reinvestment Plan, which is a convenient and economical way to buy additional shares of the Fund by automatically reinvesting dividends and capital gains. The plan is administered by EquiServe, the plan agent.

        2003 ANNUAL REPORT  36  American Strategic Income Portfolio III

                ELIGIBILITY/PARTICIPATION
                You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

                If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the Fund. To enroll in this plan, call EquiServe at 800-426-5523. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

                Banks, brokers, or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gains distributions, may participate in the plan by informing EquiServe at least 10 days before the next dividend and/or capital gains distribution.

                PLAN ADMINISTRATION
                Beginning no more than 5 business days before the dividend payment date, EquiServe will buy shares of the Fund on the New York Stock Exchange ("NYSE") or elsewhere on the open market only when the price of the Fund's shares on the NYSE plus commissions is at less than a 5% premium over the fund's most recently calculated net asset value ("NAV") per share. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, EquiServe will accept payment of the dividend, or the remaining portion, in authorized but unissued shares of the Fund. These shares will be issued at a per-share price equal to the higher of (a) the NAV per share as of the close of business on the payment date or (b) 95% of the closing market price per share on the payment date.

        2003 ANNUAL REPORT  37  American Strategic Income Portfolio III

               SHAREHOLDER UPDATE continued

                There is no direct charge for reinvestment of dividends and capital gains, since EquiServe fees are paid for by the Fund. However, if fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

                EquiServe maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by EquiServe in noncertificated form in your name.

                TAX INFORMATION
                Distributions invested in additional shares of the Fund are subject to income tax, to the same extent as if received in cash. When shares are issued by the Fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

                PLAN WITHDRAWAL
                If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to EquiServe. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

        2003 ANNUAL REPORT  38  American Strategic Income Portfolio III

                If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

                If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

                PLAN AMENDMENT/TERMINATION
                The Fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before such amendment or termination is effected. The plan may also be amended or terminated by EquiServe with at least 90 days written notice to participants in the plan.

                Any questions about the plan should be directed to your investment professional or to EquiServe LP, P.O. Box 43011, Providence, RI 02940-3011, 800-426-5523.

                HOW TO OBTAIN A COPY OF THE PROXY VOTING POLICY
                A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge upon request by calling 800.677.FUND; (2) at www.firstamericanfunds.com; and (3) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

        2003 ANNUAL REPORT  39  American Strategic Income Portfolio III

SHAREHOLDER UPDATE continued

DIRECTORS AND OFFICERS OF THE FUND
INDEPENDENT DIRECTORS

                                    POSITION(S)
                                     HELD WITH
NAME, ADDRESS, AND AGE                  FUND          TERM OF OFFICE AND LENGTH OF TIME SERVED
----------------------------------------------------------------------------------------------
Roger A. Gibson (56)            Director              Directors serve for a one-year term that
U.S. Bancorp Asset                                    expires at the next annual meeting of
Management, Inc.                                      shareholders. Director of CSP since
800 Nicollet Mall                                     August 1998.
Minneapolis, Minnesota 55402
----------------------------------------------------------------------------------------------
Leonard W. Kedrowski (61)       Director              Directors serve for a one-year term that
U.S. Bancorp Asset                                    expires at the next annual meeting of
Management, Inc.                                      shareholders. Director of CSP since
800 Nicollet Mall                                     August 1998.
Minneapolis, Minnesota 55402
----------------------------------------------------------------------------------------------
Richard K. Riederer (59)        Director              Directors serve for a one-year term that
U.S. Bancorp Asset                                    expires at the next annual meeting of
Management, Inc.                                      shareholders. Director of CSP since
800 Nicollet Mall                                     August 2001.
Minneapolis, Minnesota 55402
----------------------------------------------------------------------------------------------
Joseph D. Strauss (63)          Director              Directors serve for a one-year term that
U.S. Bancorp Asset                                    expires at the next annual meeting of
Management, Inc.                                      shareholders. Director of CSP since
800 Nicollet Mall                                     August 1998.
Minneapolis, Minnesota 55402
----------------------------------------------------------------------------------------------
Virginia L. Stringer (58)       Chair; Director       Directors serve for a one-year term that
U.S. Bancorp Asset                                    expires at the next annual meeting of
Management, Inc.                                      shareholders. Chair term three years,
800 Nicollet Mall                                     assuming reelection as a director. Chair
Minneapolis, Minnesota 55402                          of CSP's board since 1998; current term
                                                      expires September 2003. Director of CSP
                                                      since August 1998.
----------------------------------------------------------------------------------------------
James M. Wade (59)              Director              Directors serve for a one-year term that
U.S. Bancorp Asset                                    expires at the next annual meeting of
Management, Inc. 800 Nicollet                         shareholders. Director of CSP since
Mall                                                  August 2001.
Minneapolis, Minnesota 55402

        2003 ANNUAL REPORT  40  American Strategic Income Portfolio III

                                                                                                       OTHER
                                                                  NUMBER OF PORTFOLIOS IN          DIRECTORSHIPS
                                     PRINCIPAL OCCUPATION(S)           FUND COMPLEX                   HELD BY
  NAME, ADDRESS, AND AGE               DURING PAST 5 YEARS         OVERSEEN BY DIRECTOR              DIRECTOR*
  -----------------------------------------------------------------------------------------------------------------------
  Roger A. Gibson (56)            Vice President, Cargo-United    First American Funds                  None
  U.S. Bancorp Asset              Airlines, since July 2001;      Complex: twelve
  Management, Inc.                Vice President, North           registered investment
  800 Nicollet Mall               America-Mountain Region for     companies, including
  Minneapolis, Minnesota 55402    United Airlines from 1995 to    sixty-two portfolios.
                                  2001.
  -----------------------------------------------------------------------------------------------------------------------
  Leonard W. Kedrowski (61)       Owner, Executive and            First American Funds                  None
  U.S. Bancorp Asset              Management Consulting, Inc., a  Complex: twelve
  Management, Inc.                management consulting firm,     registered investment
  800 Nicollet Mall               since 1992; Chief Executive     companies, including
  Minneapolis, Minnesota 55402    Officer, Creative Promotions    sixty-two portfolios.
                                  International, LLC, a
                                  promotional award programs and
                                  products company, since 1999;
                                  Board member, GC McGuiggan
                                  Corporation (DBA Smyth
                                  Companies), a label printer,
                                  since 1993; Advisory Board
                                  member, Designer Doors,
                                  manufacturer of designer doors
                                  from 1998 to 2002; acted as
                                  CEO of Graphics Unlimited from
                                  1996 to 1998.
  -----------------------------------------------------------------------------------------------------------------------
  Richard K. Riederer (59)        Retired; President and Chief    First American Funds                  None
  U.S. Bancorp Asset              Executive Officer, Weirton      Complex: twelve
  Management, Inc.                Steel from 1995 to 2001;        registered investment
  800 Nicollet Mall               Director, Weirton Steel from    companies, including
  Minneapolis, Minnesota 55402    1993 to 2001.                   sixty-two portfolios.
  -----------------------------------------------------------------------------------------------------------------------
  Joseph D. Strauss (63)          Chairman of FAF's and FAIF's    First American Funds                  None
  U.S. Bancorp Asset              Boards from 1993 to September   Complex: twelve
  Management, Inc.                1997 and of FASF's Board from   registered investment
  800 Nicollet Mall               June 1996 to September 1997;    companies, including
  Minneapolis, Minnesota 55402    President of FAF and FAIF from  sixty-two portfolios.
                                  June 1989 to November 1989;
                                  Owner and Executive Officer,
                                  Excensus-TM- LLC, a consulting
                                  firm, since 2001; Owner and
                                  President, Strauss Management
                                  Company, a Minnesota holding
                                  company for various
                                  organizational management
                                  business ventures, since 1993;
                                  Owner, Chairman and Chief
                                  Executive Officer, Community
                                  Resource Partnerships, Inc., a
                                  strategic planning, operations
                                  management, government
                                  relations, transportation
                                  planning and public relations
                                  organization, since 1993;
                                  attorney at law.
  -----------------------------------------------------------------------------------------------------------------------
  Virginia L. Stringer (58)       Owner and President, Strategic  First American Funds                  None
  U.S. Bancorp Asset              Management Resources, Inc., a   Complex: twelve
  Management, Inc.                management consulting firm,     registered investment
  800 Nicollet Mall               since 1993; Executive           companies, including
  Minneapolis, Minnesota 55402    Consultant for State Farm       sixty-two portfolios.
                                  Insurance Company since 1997;
                                  formerly President and
                                  Director, The Inventure Group,
                                  a management consulting and
                                  training company; President,
                                  Scott's, Inc., a
                                  transportation company, and
                                  Vice President of Human
                                  Resources, The Pillsbury
                                  Company.
  -----------------------------------------------------------------------------------------------------------------------
  James M. Wade (59)              Owner and President, Jim Wade   First American Funds                  None
  U.S. Bancorp Asset              Homes, a homebuilding company,  Complex: twelve
  Management, Inc. 800 Nicollet   since 1999.                     registered investment
  Mall                                                            companies, including
  Minneapolis, Minnesota 55402                                    sixty-two portfolios.

        2003 ANNUAL REPORT  41  American Strategic Income Portfolio III

SHAREHOLDER UPDATE continued

OFFICERS

                                                POSITION(S)
                                                 HELD WITH
           NAME, ADDRESS, AND AGE                  FUND                 TERM OF OFFICE AND LENGTH OF TIME SERVED
--------------------------------------------------------------------------------------------------------------------------

Thomas S. Schreier, Jr. (40)**                  President     Re-elected by the board annually; President of CSP since
U.S. Bancorp Asset Management, Inc.                           February 2001.
800 Nicollet Mall
Minneapolis, Minnesota 55402
--------------------------------------------------------------------------------------------------------------------------
John G. Wenker (51)**                           Senior Vice   Re-elected by the board annually; Senior Vice President of
U.S. Bancorp Asset Management, Inc.             President     CSP since May 2001.
800 Nicollet Mall
Minneapolis, Minnesota 55402
--------------------------------------------------------------------------------------------------------------------------
Mark S. Jordahl (43)**                          Vice          Re-elected by the board annually; Vice President-Investments
U.S. Bancorp Asset Management, Inc.             President-    of CSP since September 2001.
800 Nicollet Mall                               Investments
Minneapolis, Minnesota 55402
--------------------------------------------------------------------------------------------------------------------------
Jeffery M. Wilson (47)**                        Vice          Re-elected by the board annually; Vice
U.S. Bancorp Asset Management, Inc.             President-    President-Administration of CSP since March 2000.
800 Nicollet Mall                               Administration
Minneapolis, Minnesota 55402
--------------------------------------------------------------------------------------------------------------------------
Russell J. Kappenman (38)**                     Vice          Re-elected by the board annually; Vice President and
U.S. Bancorp Asset Management, Inc.             President     Assistant Secretary of CSP since May 2001.
800 Nicollet Mall                               and
Minneapolis, Minnesota 55402                    Assistant
                                                Secretary
--------------------------------------------------------------------------------------------------------------------------
Julene R. Melquist (36)**                       Vice          Re-elected by the board annually; Vice President of CSP
U.S. Bancorp Asset Management, Inc.             President     since May 2001.
800 Nicollet Mall
Minneapolis, Minnesota 55402
--------------------------------------------------------------------------------------------------------------------------
Robert H. Nelson (39)**                         Treasurer     Re-elected by the board annually; Treasurer of CSP since
U.S. Bancorp Asset Management, Inc.                           March 2000.
800 Nicollet Mall
Minneapolis, Minnesota 55402
--------------------------------------------------------------------------------------------------------------------------
James D. Alt (51)                               Secretary     Re-elected by the board annually; Secretary of CSP since
50 South Sixth Street, Suite 1500                             June 2002; Assistant Secretary of CSP from September 1999 to
Minneapolis, Minnesota 55402                                  June 2002.
--------------------------------------------------------------------------------------------------------------------------
Michael J. Radmer (58)                          Assistant     Re-elected by the board annually; Assistant Secretary of CSP
50 South Sixth Street, Suite 1500               Secretary     since March 2000; Secretary of CSP from September 1999 to
Minneapolis, Minnesota 55402                                  March 2000.
--------------------------------------------------------------------------------------------------------------------------
Kathleen L. Prudhomme (50)                      Assistant     Re-elected by the board annually; Assistant Secretary of CSP
50 South Sixth Street, Suite 1500               Secretary     since September 1999.
Minneapolis, Minnesota 55402

        2003 ANNUAL REPORT  42  American Strategic Income Portfolio III


NAME, ADDRESS, AND AGE           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------------------------------------------------------------------
Thomas S. Schreier, Jr.       Chief Executive Officer of U.S. Bancorp Asset
(40)**                        Management, Inc. since May 2001; Chief Executive
U.S. Bancorp Asset            Officer of First American Asset Management from
Management, Inc.              December 2000 to May 2001 and of Firstar
800 Nicollet Mall             Investment & Research Management Company from
Minneapolis, Minnesota 55402  February 2001 to May 2001; Senior Managing
                              Director and Head of Equity Research of U.S.
                              Bancorp Piper Jaffray from October 1998 to
                              December 2000; Senior Airline Analyst and a
                              Director of Equity Research of Credit Suisse First
                              Boston through 1998.
--------------------------------------------------------------------------------
John G. Wenker (51)**         Managing Director of U.S. Bancorp Asset
U.S. Bancorp Asset            Management, Inc. since May 2001; Managing Director
Management, Inc.              of First American Asset Management from 1998 to
800 Nicollet Mall             May 2001; Managing Director of the Fixed Income
Minneapolis, Minnesota 55402  Department at Piper Jaffray Inc. from 1992 to
                              1998.
--------------------------------------------------------------------------------
Mark S. Jordahl (43)**        Chief Investment Officer of U.S. Bancorp Asset
U.S. Bancorp Asset            Management, Inc. since September 2001; President
Management, Inc.              and Chief Investment Officer, ING Investment
800 Nicollet Mall             Management-Americas from September 2000 to June
Minneapolis, Minnesota 55402  2001; Senior Vice President and Chief Investment
                              Officer, ReliaStar Financial Corp. from January
                              1998 to September 2000; Executive Vice President
                              and Managing Director, Washington Square Advisers
                              from January 1996 to December 1997.
--------------------------------------------------------------------------------
Jeffery M. Wilson (47)**      Senior Managing Director of U.S. Bancorp Asset
U.S. Bancorp Asset            Management, Inc. since May 2001; Senior Vice
Management, Inc.              President of First American Asset Management
800 Nicollet Mall             through May 2001.
Minneapolis, Minnesota 55402
--------------------------------------------------------------------------------
Russell J. Kappenman (38)**   Managing Director of U.S. Bancorp Asset
U.S. Bancorp Asset            Management, Inc. since May 2001; Vice President of
Management, Inc.              First American Asset Management from 1998 to May
800 Nicollet Mall             2001; tax manager and fixed income analyst with
Minneapolis, Minnesota 55402  Piper Jaffray Inc. through 1998.
--------------------------------------------------------------------------------
Julene R. Melquist (36)**     Vice President of U.S. Bancorp Asset
U.S. Bancorp Asset            Management, Inc. since May 2001; analyst with
Management, Inc.              First American Asset Management from 1998 to May
800 Nicollet Mall             2001; Assistant Vice President with Piper Capital
Minneapolis, Minnesota 55402  Management Inc. through 1998.
--------------------------------------------------------------------------------
Robert H. Nelson (39)**       Chief Operating Officer and Senior Vice President
U.S. Bancorp Asset            of U.S. Bancorp Asset Management, Inc. since May
Management, Inc.              2001; Senior Vice President of First American
800 Nicollet Mall             Asset Management from 1998 to May 2001 and of
Minneapolis, Minnesota 55402  Firstar Investment & Research Management Company
                              from February 2001 to May 2001; Senior Vice
                              President of Piper Capital Management Inc. through
                              1998.
--------------------------------------------------------------------------------
James D. Alt (51)             Partner, Dorsey & Whitney LLP, a Minneapolis-based
50 South Sixth Street,        law firm.
Suite 1500
Minneapolis, Minnesota 55402
--------------------------------------------------------------------------------
Michael J. Radmer (58)        Partner, Dorsey & Whitney LLP, a Minneapolis-based
50 South Sixth Street,        law firm.
Suite 1500
Minneapolis, Minnesota 55402
--------------------------------------------------------------------------------
Kathleen L. Prudhomme (50)    Partner, Dorsey & Whitney LLP, a Minneapolis-based
50 South Sixth Street,        law firm.
Suite 1500
Minneapolis, Minnesota 55402

*Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Act or subject to the requirements of
 Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

**Messrs. Schreier, Wenker, Jordahl, Wilson, Kappenman, and Nelson and Ms.
  Melquist are each officers of U.S. Bancorp Asset Management, Inc., which serves as investment advisor for CSP.

FAF   First American Funds, Inc.
FAIF  First American Investment Funds, Inc.
FASF  First American Strategy Funds, Inc.

        2003 ANNUAL REPORT  43  American Strategic Income Portfolio III

BOARD OF DIRECTORS

ROGER GIBSON
Director of American Strategic Income Portfolio Inc. III
Vice President, Cargo-United Airlines

LEONARD KEDROWSKI
Director of American Strategic Income Portfolio Inc. III
Owner and President of Executive and Management Consulting, Inc.

RICHARD RIEDERER
Director of American Strategic Income Portfolio Inc. III
Retired; former President and Chief Executive Officer of Weirton Steel

JOSEPH STRAUSS
Director of American Strategic Income Portfolio Inc. III
Former Chairperson of First American Investment Funds, Inc.
Owner and President of Strauss Management Company

VIRGINIA STRINGER
Chairperson of American Strategic Income Portfolio Inc. III
Owner and President of Strategic Management Resources, Inc.

JAMES WADE
Director of American Strategic Income Portfolio Inc. III
Owner and President of Jim Wade Homes

[FIRST AMERICAN(TM) LOGO]

AMERICAN STRATEGIC INCOME PORTFOLIO INC. III
2003 ANNUAL REPORT

U.S. Bancorp Asset Management, Inc., a subsidiary of U.S. Bank National Association, is a separate entity and wholly owned subsidiary of U.S. Bancorp.


[RECYCLED SYMBOL]

This document is printed on paper containing 10% postconsumer waste.

7/2003  0098-03  CSP-AR

ITEM 2 - Code of Ethics
RESPONSE:  Not applicable at this time

ITEM 3 - Audit Committee Financial Expert
RESPONSE:  Not applicable at this time

ITEM 4 - Principal Accountant Fees and Services
RESPONSE:  Not applicable at this time

ITEM 5 - Audit Committee of Listed Registrant
RESPONSE:  Not applicable at this time

ITEM 6 - Reserved

ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
RESPONSE:

GENERAL PRINCIPLES

         U.S. Bancorp Asset Management, Inc. ("USBAM") is the investment manager for the First American family of mutual funds and for other separately managed accounts. As such, USBAM has been delegated the authority to vote proxies with respect to the investments held in client accounts, unless the client has specifically retained such authority in writing. It is USBAM's duty to vote proxies in the best interests of clients in a timely and responsive manner. In voting proxies, USBAM also seeks to maximize total investment return for clients.

         USBAM's Investment Policy Committee, comprised of the firm's most senior investment professionals, is charged with oversight of the proxy voting policies and procedures. The Investment Policy Committee is responsible for (1) approving the proxy voting policies and procedures, (2) for overseeing the proxy voting process, and (3) for reviewing the proxy voting record on a regular basis.

POLICIES AND PROCEDURES

         POLICIES. The Investment Policy Committee, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of ISS, a leading national provider of proxy voting administrative and research services. As a result, such policies set forth USBAM's positions on recurring proxy issues and criteria for addressing non-recurring issues. A summary of these policies is attached. These policies are reviewed periodically and therefore are subject to change. Even though it has adopted ISS's policies, USBAM maintains the fiduciary responsibility for all proxy voting decisions. In extraordinary situations, the Investment Policy Committee may decide to override a standard policy position for a particular vote, depending on the specific factual circumstances.

         PROCEDURES. Responsibility for certain administrative aspects of proxy voting rests with USBAM's Proxy Voting Administration Committee, which reports to the Investment Policy Committee. The Proxy Voting Administration Committee also supervises the relationship with two outside firms that assist with the process, ISS and ADP Financial Services. These firms apprise USBAM of shareholder meeting dates, forward proxy voting materials, provide USBAM with research on proxy proposals and voting recommendations and cast the actual proxy votes. ISS also serves as USBAM's proxy voting record keeper and generates reports on how proxies were voted.

         CONFLICTS OF INTEREST. As an affiliate of U.S. Bancorp, currently the eighth largest financial services holding company in the United States, USBAM recognizes that there are numerous situations wherein it may have a theoretical or real conflict of interest in voting the proxies of issuers or proxy proponents (e.g., a special interest group) who are clients or potential clients of some part of the U.S. Bancorp enterprise. Directors and officers of such companies also may have personal or familial relationships with the U.S. Bancorp enterprise and its employees that could give rise to conflicts of interest.

         Although USBAM strongly believes that, regardless of such real or theoretical conflicts of interest, it would always vote proxies in its clients' best interests, by adopting ISS's policies and generally deferring to ISS's recommendations, USBAM believes the risk related to conflicts will be minimized.

         To further minimize this risk, the Investment Policy Committee has also reviewed ISS's conflict avoidance policy and has concluded that it adequately addresses both the theoretical and actual conflicts of interest the proxy voting service may face.

         In the event an extraordinary situation arises in which (1) the Investment Policy Committee determines it is necessary in clients' best interests to override a standard policy or (2) it is determined that ISS faces a material conflict of interest with respect to a specific vote, the Investment Policy Committee will direct ISS how to vote. Before doing so, however, the Proxy Voting Administration Committee will confirm that USBAM and the Investment Policy Committee face no material conflicts of the nature discussed above.

         If the Proxy Voting Administration Committee concludes a material conflict does exist, it will recommend a course of action designed to address the conflict to the Investment Policy Committee. Such actions could include, but are not limited to:

-    Obtaining instructions from the affected clients on how to vote the proxy;
- Disclosing the conflict to the affected clients and seeking their consent to permit USBAM to vote the proxy;
-    Voting in proportion to the other shareholders;
- Recusing an Investment Policy Committee member from all discussion or consideration of the matter, if the material conflict is due to such person's actual or potential conflict of interest; or

-    Following the recommendation of a different independent third party.

         In addition to all of the above, members of the Investment Policy Committee and the Proxy Voting Administration Committee must notify USBAM's Chief Compliance Officer of any direct, indirect or perceived improper influence made by any employee, officer or director within the U.S. Bancorp enterprise or First American Fund complex with regard to how USBAM should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to the USBAM Chief Executive Officer and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the U.S. Bancorp enterprise, or notification of the appropriate regulatory authorities. In all cases, the Investment Policy Committee shall not consider any improper influence in determining how to vote proxies and will vote in the best interests of clients.

REVIEW AND REPORTS

     On a calendar quarterly basis, the Proxy Voting Administration Committee will review the proxy voting record to assess a number of matters, including the following:

-    Whether proxy statements were timely forwarded to ISS;
-    Whether proxy votes were cast on a timely basis;
-    Whether proxy votes were cast consistent with the policies; and
- Where the guidelines were overridden, whether such vote was communicated to ISS in a timely manner and voted consistent with the communication.

     The Proxy Voting Administration Committee will prepare a report on this review for submission to the Investment Policy Committee. Such report will also review all identified conflicts and how they were addressed during the quarter.

     The Investment Policy Committee, on a calendar quarterly basis, will review the report of the Proxy Voting Administration Committee, as well as ISS's proxy voting policies and conflict of interest policies. The purpose of this review is to ensure USBAM is voting proxies in a timely and responsive manner in the best interests of clients. With respect to the review of votes cast on behalf of investments by the First American family of mutual funds, such review will also be reported to the independent Board of Directors of the First American Funds.

     The actual proxy voting records of the First American Funds will be filed with the U.S. Securities Exchange Commission and will be available to shareholders after June 30, 2004. Such records will be available on the First American Funds' website at www.firstamericanfunds.com and on the SEC's website at www.sec.gov.

     USBAM's separately managed account clients should contact their relationship manager for more information on USBAM's policies and the proxy voting record for their account.

                       ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.

1.       AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:
- An auditor has a financial interest in or association with the company, and is therefore not independent
-    Fees for non-audit services are excessive, or
- There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.       BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.
Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.       SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Vote FOR management proposals to adopt confidential voting.

4.       PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.       POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.       MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.       REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.       CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
- It is intended for financing purposes with minimal or no dilution to current shareholders
- It is not designed to preserve the voting power of an insider or significant shareholder

9.   EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This

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cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
-    Historic trading patterns
-    Rationale for the repricing
-    Value-for-value exchange
-    Option vesting
-    Term of the option
-    Exercise price
-    Participation

EMPLOYEE STOCK PURCHASE PLANS
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:
-    Purchase price is at least 85 percent of fair market value
-    Offering period is 27 months or less, and
-    Potential voting power dilution (VPD) is ten percent or less.
Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.  SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

ITEM 8 -- Reserved

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ITEM 9  Controls and Procedures
RESPONSE:

(a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely. Notwithstanding this conclusion, the registrant's Principal Executive Officer and Principal Financial Officer seek continuous improvements to its disclosure controls and procedures.
(b) There were no significant changes in registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10 - EXHIBITS
10(a) - Code of Ethics
RESPONSE:  Not applicable.

10(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for PEO/PFO).
RESPONSE: Attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Strategic Income Portfolio Inc. III

By  /s/ THOMAS S. SCHREIER, JR.
    ----------------------------
     Thomas S. Schreier, Jr.
     President

Date:  August 5, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ THOMAS S. SCHREIER, JR.
    ----------------------------
     Thomas S. Schreier, Jr.
     President

Date:  August 5, 2003

By  /s/ ROBERT H. NELSON
    ---------------------
     Robert H. Nelson
     Treasurer

Date:  August 5, 2003